UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 21, 2006

(Date of earliest event reported)

PEAK INTERNATIONAL LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	0-29332	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

38507 Cherry Street, Unit G, Newark, California	94560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 449-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement

On February 21, 2006, Peak International Limited (the “Company”) issued a press release announcing the appointment, effective March 31, 2006, of the Company’s President and Chief Operating Officer, Mr. Dean Personne, as the Company’s new Chief Executive Officer and the termination, effective March 31, 2006, of the employment agreement between the Company and Mr. Calvin Reed, the Company’s current Chief Executive Officer. Pursuant to the terms of his employment agreement, in connection with the termination of his employment, Mr. Reed is entitled to receive a cash payment of $1,350,000. A copy of the press release is attached herewith as Exhibit 99.1.

In addition, effective February 1, 2006, the employment agreement between the Company and Mr. Jack Menache, the Company’s Vice President and General Counsel, was terminated. Pursuant to the terms of his employment agreement, in connection with the termination of his employment, Mr. Menache is entitled to receive a cash payment of $250,000. Mr. Menache has agreed to remain as Special Counsel to the Company.

Item 5.02. Departure of Directors or Principal Officers, Election of Directors; Appointment of Principal Officers

On February 21, 2006, Peak International Limited (the “Company”) issued a press release announcing the appointment, effective March 31, 2006, of the Company’s President and Chief Operating Officer, Mr. Dean Personne, as the Company’s new Chief Executive Officer and the termination, effective March 31, 2006, of the employment agreement between the Company and Mr. Calvin Reed, the Company’s current Chief Executive Officer. A copy of the press release is attached herewith as Exhibit 99.1.

Mr. Personne joined the Company on February 15, 2005 as President and Chief Operating Officer. Prior to his appointment, Mr. Personne was self employed as a management consultant. From August 2000 until November 2001 he served as Chief Executive Officer of Novus Packaging Corporation, a manufacturer of plastic packaging materials. From 1995 to 1999, he served as President and Chief Operating Officer of ASAT Limited, a Hong Kong company engaged in the back end assembly of semiconductors. Mr. Personne has bachelor and master degrees in business administration from Wichita State University, Wichita, Kansas.

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits

  99.1    Press release dated February 21, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEAK INTERNATIONAL LIMITED

Dated: February 21, 2006	By	/s/ Calvin Reed
	Name:	Calvin Reed
	Title:	Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release issued by Peak International Limited dated February 21, 2006